                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

[X]     Filed by the Registrant
[ ]     Filed by a Party other than the Registrant

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                KCS ENERGY, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


        1)      Title of each class of securities to which transaction applies:

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        2)      Aggregate number of securities to which transaction applies:

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        3)      Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

        5)      Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

                ----------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

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        3)      Filing Party:

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        4)      Date Filed:

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


                                KCS ENERGY, INC.


                        5555 SAN FELIPE ROAD, SUITE 1200


                              HOUSTON, TEXAS 77056


                                 (713) 877-8006



                                  May 24, 2005



To Our Stockholders:



     By now, you should have received KCS Energy, Inc.'s 2004 annual report and 2005 proxy statement related to our Annual Meeting of Stockholders that we recently mailed to you. After further review, our Board of Directors has determined to amend the KCS Energy, Inc. 2005 Employee and Directors Stock Plan (the "Plan") that is on the agenda for the upcoming Annual Meeting of Stockholders to decrease the number of authorized shares available under the Plan from 5,708,779 to 5,508,779. As set forth in the amendment, the number of authorized shares available under the Plan will be reduced by 1,708,779 shares of our common stock, representing the total number of shares underlying options and awards granted and outstanding on March 31, 2005 under the terms of the KCS Energy, Inc. 2001 Employee and Directors Stock Plan.



     The amendment changes certain disclosures contained in the 2005 proxy statement that you previously received. Accordingly, the proxy pages impacted by the amendment are enclosed with the corrections underscored to ensure that you have the accurate information for your records. The full text of the amendment itself is enclosed as Appendix C. The Board of Directors recommends approval of the Plan, as amended.



     If you have not voted or wish to change your vote, please cast your vote related to the upcoming Annual Meeting of Stockholders on the enclosed proxy card. If you have already voted and do not wish to change your vote, you do not need to complete and return the enclosed proxy card as we will use your previously submitted proxy card to vote your shares in accordance with your instructions.



     We thank you for your continued support.



                                         Sincerely,


                                         /s/ FREDERICK DWYER

                                         Frederick Dwyer


                                         Vice President, Controller and
                                         Secretary



Enclosures

                                KCS ENERGY, INC.
                        5555 SAN FELIPE ROAD, SUITE 1200
                              HOUSTON, TEXAS 77056
                                 (713) 877-8006

                             ---------------------

                                PROXY STATEMENT
                      2005 ANNUAL MEETING OF STOCKHOLDERS

     This proxy statement and the accompanying proxy card are being mailed to stockholders on or about April 25, 2005 in connection with the solicitation by the Board of Directors (the "Board of Directors") of KCS Energy, Inc. (the "Corporation") of proxies to be used at the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of the Corporation to be held on Thursday, May 26, 2005 at the Marathon Tower, 5555 San Felipe Road, Houston, Texas 77056 at 9:00 a.m. local time. The Corporation's principal executive offices are located at 5555 San Felipe Road, Suite 1200, Houston, Texas 77056.

                               QUORUM AND VOTING

     Holders of record of the Corporation's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on March 28, 2005 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of March 28, 2005, there were 49,783,605 shares of Common Stock outstanding held by 919 holders of record. The number of holders does not include any beneficial owners for whom shares of Common Stock may be held in "nominee" or "street" name. The Common Stock is the only class of capital stock entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share on each matter that is called to vote at the Annual Meeting. Stockholders are not entitled to cumulative voting.


     The holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have discretionary authority to vote on a matter and has not received instructions from the beneficial owner) are counted as present in determining whether the quorum requirement is met. In addition, the rules of the New York Stock Exchange ("NYSE") require a majority of the outstanding shares of Common Stock to vote on the Corporation's 2005 Employee and Directors Stock Plan, as amended. For purposes of the NYSE rule, abstentions count as a vote on the Corporation's 2005 Employee and Directors Stock Plan, as amended, and broker non-votes do not. If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on the election of directors, but pursuant to the rules of the NYSE, may not vote your shares on the approval of the Corporation's 2005 Employee and Directors Stock Plan, as amended.



     The Corporation's By-laws, as amended, require the vote of a majority of the shares entitled to vote present in person or represented by proxy for all matters to be determined at the Annual Meeting. Therefore, for purposes of voting on the approval of the Corporation's 2005 Employee and Directors Stock Plan, as amended, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal and broker non-votes will not be included in the number of shares voting and therefore will have no effect on the outcome of the vote. For purposes of voting on the election of directors, abstentions and broker non-votes will not be taken into account, as they are considered neither votes for nor votes against the action.


     The Inspector of Elections for the Annual Meeting will be Julie A. Long, Vice President of Human Resources of the Corporation, and she will tabulate the votes.

     If a stockholder completes, signs, dates and returns the proxy card, his or her shares will be voted at the Annual Meeting in accordance with his or her instructions. If a stockholder returns a proxy card unsigned, his or her vote cannot be counted. If a stockholder signs, dates and returns a proxy card, but does not fill out the voting instructions on the proxy card, the shares represented by the proxy will be voted FOR the election of the three (3) nominees for director to serve until the 2008 Annual Meeting of Stockholders and FOR the approval of the Corporation's 2005 Employee and Directors Stock Plan, as amended. In addition, if any other matters come before the Annual Meeting, James W. Christmas, the Chairman and Chief Executive Officer of the Corporation, and Frederick Dwyer, the Vice President, Controller and Secretary of the Corporation, the named proxies, have discretionary authority to vote on such matters in accordance with their best judgment. The Board of Directors is not currently aware of any other matters that may come before the Annual Meeting.


                             REVOCABILITY OF PROXY

     The form of proxy enclosed is for use at the Annual Meeting if a stockholder will be unable to attend in person. The proxy may be revoked by a stockholder at any time before it is exercised by:

     - delivering a written notice of revocation to the Secretary of the Corporation at the Corporation's principal executive offices;

     - submitting a later-dated proxy to the Secretary of the Corporation at the Corporation's principal executive offices; or

     - voting in person at the Annual Meeting.

     Attendance at the Annual Meeting will not revoke a proxy unless a stockholder provides written notice of revocation to the Secretary of the Corporation before the proxy is exercised or unless the stockholder votes his or her shares in person at the Annual Meeting. Street name holders that vote by proxy may revoke their proxies by informing the holder of record in accordance with that entity's procedures.

                        PERSONS MAKING THE SOLICITATION

     This solicitation is made on behalf of the Board of Directors. The cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed form of proxy and any additional materials, as well as the cost of soliciting the proxies will be borne by the Corporation, including reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for reasonable costs incurred in forwarding the proxy materials to, and solicitation of proxies from, the beneficial owners of shares held by such persons. The solicitation will be initially by mail and it may later be decided to make further solicitations by mail, telephone, telex, facsimile or personal call by directors, officers and employees of the Corporation and its subsidiaries, or by use of an independent proxy solicitor. If the Corporation decides to hire an independent proxy solicitor, it will pay such solicitor the customary fees for the solicitation services rendered. The Corporation will not pay additional compensation to its directors, officers and employees for their solicitation efforts.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The information provided below indicates the beneficial ownership, as of March 28, 2005, of the Common Stock by each director and nominee for director, by each executive officer named in the Summary Compensation Table located elsewhere in this proxy statement, by all directors, nominees for director and executive officers as a group and by each person known by the Corporation to own more than 5% of the outstanding shares of Common Stock. For purposes of the tables below, a "beneficial owner" includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power with respect to the Common Stock. Further, the amounts listed below include any shares of Common Stock that a person has the right to acquire beneficial ownership of within 60 days of March 28, 2005.

internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended December 31, 2004 filed by the Corporation with the Securities and Exchange Commission.

     In addition, the Audit Committee approved the appointment of Ernst & Young LLP to conduct the audit of the Corporation's consolidated financial statements for the year ending December 31, 2005.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE MEMBERS

Christopher A. Viggiano, Chairman
G. Stanton Geary
Robert G. Raynolds

         PROPOSAL 2: APPROVAL OF 2005 EMPLOYEE AND DIRECTORS STOCK PLAN


     The Corporation is requesting that the stockholders vote in favor of approving the KCS Energy, Inc. 2005 Employee and Directors Stock Plan, as amended by the First Amendment of KCS Energy, Inc. 2005 Employee and Directors Stock Plan (collectively, the "2005 Plan"), which was approved by the Board of Directors of the Corporation on March 4, 2005 and May 18, 2005, subject to stockholder approval. The Board of Directors and the Compensation Committee hired independent compensation consultants and employee benefit attorneys to help design the 2005 Plan. The 2005 Plan is intended to replace the 2001 Plan. If the 2005 Plan is approved by the stockholders, no additional options or other awards will be granted under the 2001 Plan and the 2005 Plan will become the sole plan for providing stock-based incentive compensation to eligible employees and non-employee directors of the Corporation.


     The Compensation Committee and the Board of Directors believe that it would be in the Corporation's and its stockholders best interest for the stockholders to approve the 2005 Plan in order to provide incentives to employees and non-employee directors to contribute to the Corporation's continued success, to provide employees and non-employee directors with a proprietary ownership interest in the Corporation, to maintain competitive compensation levels, to attract and retain competent and talented employees and non-employee directors, and to provide incentives to employees and non-employee directors for continued service.


     The following is a summary of the material terms of the 2005 Plan and does not purport to be complete. The following summary is qualified in its entirety by reference to the KCS Energy, Inc. 2005 Employee and Directors Stock Plan, a copy of which is attached as Appendix B to this proxy statement, and the First Amendment of KCS Energy, Inc. 2005 Employee and Directors Stock Plan, a copy of which is attached as Appendix C to this proxy statement.


BACKGROUND

     The Compensation Committee's compensation strategy has been to pay competitive base salaries and annual performance incentives and to use performance-based equity compensation as a significant component of employees' total compensation. The use of stock options and restricted stock grants has been an integral part of this strategy. In addition, the Compensation Committee has chosen to utilize other equity compensation plans, which includes the use of Common Stock in the Corporation's Savings and Investment Plan and Employee Stock Purchase Plan, to compensate employees rather than implementing defined benefit plans or supplemental compensation or retirement plans that are not aligned with stockholders' interests.

     The Compensation Committee and the Board of Directors believe this strategy has been a critical element in the significant value created for the Corporation's stockholders and the Corporation's exceptional performance as reflected in the consistently improving stock price and steady underlying growth. The closing price of the Common Stock on April 20, 2005 was $14.25. This represents an approximate 37% increase in the closing price of the Common Stock since January 2, 2004 and follows an approximate 517% increase in the price of the Common Stock in 2003.

     The Corporation's future growth strategy involves attracting and retaining the best and most qualified employees in the energy industry and continuing to motivate employees to exceptional achievements with a performance-based incentive program. Since the beginning of 2003, the number of employees has increased 15% primarily as a result of the growth in the Corporation's oil and gas properties. At the same time, the competition for qualified technical employees has increased dramatically in the oil and gas industry.

     Because of the Corporation's extensive focus on equity incentive compensation as a means to recruit and retain highly qualified employees, the exceptional performance of the Common Stock, and the growing number of eligible employees, the 2001 Plan currently has only 746,811 shares remaining available for awards. Since January 1, 2004, the Compensation Committee granted 257,280 options and 316,539 shares of restricted stock and 7,855 shares of retainer stock under the 2001 Plan. Of that amount, 192,150 options and 127,700 shares of restricted stock were granted to the named executive officers in the Summary Compensation Table. If the 2005 Plan is approved by stockholders, no further grants will be made under the 2001 Plan. However, the 1,708,779 shares underlying awards granted and outstanding under the 2001 Plan as of March 31, 2005 will remain outstanding and will be governed by the terms of the 2001 Plan. If, prior to the termination of the 2005 Plan, an outstanding award under the 2001 Plan expires, is forfeited or terminates for any reason without having been fully exercised, the shares subject to such expired, forfeited or terminated rights will be available for issuance under the 2005 Plan. If it is approved, the 2005 Plan will be the only plan available for future grants of options and other equity-based awards.

     Under the 2005 Plan, the Corporation will be able to grant stock options, stock appreciation rights ("SARs"), restricted stock, bonus stock and retainer stock as a means to encourage participants to focus on and contribute to increasing value for the stockholders. In the recent past, the Corporation has primarily used stock options and restricted stock as its primary equity compensation vehicles. Without stock options and restricted stock, the Corporation would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee and non-employee director talent critical to the future success of the Corporation. These cash replacement alternatives would then reduce the cash available for investment in exploration and development. The Corporation intends to continue to use stock options and restricted stock as its primary means of providing equity compensation to its employees and stock options and retainer stock for non-employee directors. Although the 2005 Plan does provide the flexibility to use additional forms of equity compensation, the Corporation expects to use them on a limited basis.

     The Corporation strongly believes that its stock option programs and emphasis on employee stock ownership have been integral to its success in the past and will be important to its ability to achieve consistently superior performance in the years ahead. The Corporation believes that consistently superior performance is achieved through the ability to attract, retain and motivate the employee and non-employee director talent critical to long-term performance and stockholder returns. Therefore, the Corporation considers approval of the 2005 Plan vital to its future success.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2005 PLAN.


PURPOSE OF 2005 PLAN

     The purpose of the 2005 Plan is to promote the long-term success of the Corporation and its subsidiaries by providing financial incentives to those key employees and non-employee directors of the Corporation who are in a position to make significant contributions toward such success. The 2005 Plan is designed to
(i) attract individuals of outstanding ability to employment with the Corporation and its subsidiaries, (ii) encourage key employees and non-employee directors to acquire a proprietary interest in the Corporation and thereby align their interests more closely with the interests of the stockholders of the Corporation,

(iii) provide incentives for key employees to continue employment with the Corporation and its subsidiaries, (iv) encourage and reward superior performance by key employees and (v) assist the Corporation in securing and retaining highly qualified persons to serve as non-employee directors, in which position they may contribute to the long-term growth and profitability of the Corporation, by affording such persons an opportunity to acquire shares of the Corporation's Common Stock. The 2005 Plan will allow the Corporation, under the direction of the Compensation Committee of the Board of Directors to make broad-based grants of stock options, SARs, restricted stock and bonus stock to employees (including directors that are employees of the Corporation) and stock options (but not incentive stock options) and retainer stock to non-employee directors through March 31, 2015. The purpose of these stock awards is to attract and retain talented employees, further align employee and stockholder interests, continue to closely link employee compensation with company performance, and maintain a culture based on employee stock ownership. If approved, the proposed 2005 Plan will provide an essential component of the total compensation package offered to employees, reflecting the importance that the Corporation places on motivating and rewarding superior results with long-term, performance-based incentives.

KEY TERMS

     The following is a summary of the key provisions of the 2005 Plan.

Plan Term:                   March 31, 2005 to March 31, 2015.

Eligible Participants:       All employees of the Corporation and its
                             subsidiaries and non-employee directors of the Corporation. The Compensation Committee will determine which employees and non-employee directors will participate in the 2005 Plan based on current and potential contributions to the success of the Corporation.


Shares Authorized:           5,508,779 shares of the Corporation's Common Stock,
                             subject to adjustment only to reflect any recapitalization, reclassification, spin-off, combination, stock dividend, stock split or reverse split and similar events, but reduced by 1,708,779 shares of the Corporation's Common Stock, representing the total number of shares underlying options and awards granted and outstanding on March
                             31, 2005 under the terms of the 2001 Plan. If, prior to the termination of the 2005 Plan, an outstanding award under the 2001 Plan shall expire, be forfeited or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited or terminated rights shall again be available for purposes of the 2005
                             Plan.


Award Limitations:           Subject to the provisions of the 2005 Plan relating
                             to adjustments upon changes in shares of Common
                             Stock, no employee shall be eligible to be granted stock options, including incentive stock options, or SARs covering more than 1,000,000 shares of the Corporation's Common Stock during any calendar year.


Shares Authorized as a
Percent of Outstanding
Common Stock:                As of May 18, 2005, the total number of shares
                             authorized under the 2005 Plan represented 11.06% of the Corporation's outstanding shares of Common
                             Stock on such date.


Award Types:                 (1) Stock options, including incentive stock
                             options;

                             (2) SARs;

                             (3) Restricted stock;

                             (4) Bonus stock; and

                             (5) Retainer stock.

the eligible employee's annual base salary. The maximum annual purchase amount for the Corporation's directors is 6,000 shares.

     Savings and Investment Plan. Under the savings and investment plan, which is qualified under Section 401(k) of the Code, eligible employees may contribute a portion of their compensation, as defined in the plan, to the savings and investment plan, subject to certain Internal Revenue Service limitations. The Corporation may provide matching contributions, currently set by the Board of Directors at 50% of the employee's contribution (up to 6% of the employee's compensation, subject to certain regulatory limitations). The savings and investment plan also contains a profit-sharing component whereby the Board of Directors may declare annual discretionary profit-sharing contributions. Profit-sharing contributions are allocated to eligible employees based upon their pro rata share of total eligible compensation and may be made in cash or in shares of Common Stock. Contributions to the savings and investment plan are invested at the direction of the employee in one or more funds or can be directed to purchase Common Stock of the Corporation at market value. The Corporation's matching contributions and discretionary profit-sharing contributions vest over a four-year employment period. Once the four-year employment period has been satisfied, all of the Corporation's matching contributions and discretionary profit-sharing contributions immediately vest.

STOCKHOLDER APPROVAL

     Should stockholder approval not be obtained, then the 2005 Plan will immediately terminate and no grants or awards will be made under the 2005 Plan. The 2001 Plan will, however, continue to remain in effect, and grants and awards contemplated by the 2001 Plan may continue to be made pursuant to the provisions of the 2001 Plan until the available reserve of Common Stock has been issued under the 2001 Plan.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2005 PLAN.


                                 ANNUAL REPORT

     Included with this proxy statement is the Annual Report of the Corporation for 2004. Stockholders are referred to this report for financial and other information about the activities of the Corporation. The Annual Report is not incorporated by reference into this proxy statement and does not constitute a part of the proxy soliciting material.

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SEC, INCLUDING ANY FINANCIAL STATEMENTS BUT WITHOUT EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO THE SECRETARY, KCS ENERGY, INC., 5555 SAN FELIPE ROAD, SUITE 1200, HOUSTON, TEXAS 77056.

                             STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with Rule 14a-8 of the Exchange Act. Should a stockholder intend to present a proposal at the 2006 Annual Meeting of Stockholders, it must be received by the Secretary of the Corporation at 5555 San Felipe Road, Suite 1200, Houston Texas 77056, by not later than December 26, 2005 in order to be eligible for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Such proposals must meet all of the requirements of the SEC (including the requirements of Rule 14a-8) to be eligible for inclusion in the Corporation's 2006 proxy materials. Merely submitting a stockholder proposal does not guarantee that it will be included in the proxy statement.

     Proposals submitted outside of the processes required by Rule 14a-8 will be considered untimely if the Corporation is not provided notice of the proposal by March 11, 2006. If timely notice is not given, SEC rules permit management of the Corporation to vote proxies in their discretion if the Corporation: (1) receives notice of the proposal before the close of business on March 11, 2006 and advises stockholders in the 2006

                                                                      APPENDIX C



                               FIRST AMENDMENT OF


                                KCS ENERGY, INC.


                     2005 EMPLOYEE AND DIRECTORS STOCK PLAN



     THIS AMENDMENT made as of the date set forth below by KCS Energy, Inc. (the "Company"),



                              W I T N E S S E T H:



     WHEREAS, the Company has previously adopted the KCS Energy, Inc. 2005 Employee and Directors Stock Plan (the "Plan") for the benefit of its eligible employees; and



     WHEREAS, all words with initial capital letters shall have the same meaning herein as ascribed thereto in the Plan; and



     WHEREAS, the Company desires to amend the Plan, effective as of May 18, 2005, to decrease the maximum number of authorized shares of Common Stock from 5,708,779 shares to 5,508,779 shares; and



     WHEREAS, in Section 8.8.1 of the Plan, the Board reserved the right to amend the Plan from time to time; and



     NOW, THEREFORE, the Plan is hereby amended, effective as of May 18, 2005, by this First Amendment thereto, as follows:



     1. Section 1.3.1 of the Plan is hereby amended in its entirety to provide as follows:



        " 1.3.1 The aggregate number of shares of Common Stock with respect to which Options (including, without limitation, Incentive Stock Options), Retainer Stock, SARs, Restricted Stock or Stock Bonuses may be granted or awarded under the Plan shall not exceed 5,508,779 shares of Common Stock, subject to adjustment in accordance with Section 8.1 hereof, but reduced by 1,708,779, the total number of shares underlying options and awards granted and outstanding on the Effective Date ("Prior Outstanding Awards") under the terms of the KCS Energy, Inc. 2001 Employee and Directors Stock Plan (the "2001 Plan"). If, prior to the termination of the Plan, a Prior Outstanding Award shall expire, be forfeited or terminate for any reason without having been exercised in full, the shares subject to such expired, forfeited or terminated rights shall again be available for purposes of this Plan. If Prior Outstanding Awards expire, are forfeited or terminate for any reason without having been exercised in full, the number of shares of Common Stock which may be issued upon the exercise of Awards under the Plan shall be increased by the number of shares of Common Stock underlying such expired, forfeited or terminated Prior Outstanding Awards. In no event, however, will the maximum aggregate amount of Common Stock which may be issued upon exercise of all grants and awards under the Plan, including Incentive Stock Options and Prior Outstanding Awards that terminate and become available under this Plan, exceed 5,508,779 shares of Common Stock, subject to adjustment in accordance with Section 8.1 hereof."



     2. Except as modified herein, the Plan is specifically ratified and affirmed.



     IN WITNESS WHEREOF, this First Amendment of the Plan is executed this 18th day of May, 2005, to be effective as herein provided.



                                            KCS ENERGY, INC.



                                            By:      /s/ JULIE A. LONG

                                              ----------------------------------

                                              Printed Name: Julie A. Long


                                              Title: Vice President Human
                                                Resources

                                KCS ENERGY, INC.
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 26, 2005
X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

     The undersigned hereby appoints James W. Christmas and Frederick Dwyer, and each of them, attorneys and proxies, with power of substitution and resubstitution in each of them, to vote all shares of KCS Energy, Inc. common stock which the undersigned may be entitled to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 26, 2005, at the Marathon Tower, 5555 San Felipe Road, Houston, Texas 77056 at 9:00 a.m. local time, or at any adjournment thereof, on all matters properly coming before the meeting, as set forth in the related Notice of Annual Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned. The proxies are hereby instructed to vote as follows:

Please be sure to sign and date this Proxy in the box below.

                                        Date


Stockholder sign above      Co-holder (if any) sign above

                                             Withhold   For All
                                   For All    For All    Except
1. Election of Director
   Nominees:
   (01) JAMES W. CHRISTMAS          ___        ___       ___
   (02) JOEL D. SIEGEL              ___        ___       ___
   (03) CHRISTOPHER A. VIGGIANO     ___        ___       ___

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, CHECK THE BOX LABELED "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NUMBER ON THE LINE PROVIDED BELOW.

--------------------------------------------------------------------------------
                                    For    Against    Abstain
2. Approval of the 2005 Employee
   and Directors Stock Plan         ___        ___       ___

3. To take action upon any other
   business as may properly come
   before the meeting or any
   adjournment thereof.             ___        ___       ___

PLEASE CHECK BOX IF YOU PLAN TO ATTEND
THE MEETING.                                             ___

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2005 EMPLOYEE AND DIRECTORS STOCK PLAN AND THE ELECTION OF THE NOMINEES FOR DIRECTOR.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE 2005 EMPLOYEE AND DIRECTORS STOCK PLAN AND THE ELECTION OF THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Please sign exactly as your name appears herein. Please give full title if signing as an attorney, executor, administrator, trustee or guardian. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

     For an account in the name of two or more persons, each person should sign, or if one signs, he should attach evidence of his authority.

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   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                KCS ENERGY, INC.

Please sign this proxy and return it promptly whether or not you expect to attend the meeting. you may nevertheless vote in person if you attend.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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